Exhibit 10.20

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of March 27, 2017 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders and Voting Participants identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of June 1, 2015 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of February 9, 2016 and as otherwise amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and Voting Participants agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders and Voting Participants are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.             Amendment.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), clause (n) of the definition of “EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(n) signing bonuses paid to employees at (i) the Longview Fibre Paper and Packaging, Inc. mill located in Longview, Washington and the KapStone Kraft Paper Corporation mill located in Roanoke Rapids, North Carolina, in an aggregate amount not to exceed $3,000,000 during the term of this Agreement, and (ii) the KapStone Charleston Kraft LLC mill located in North Charleston, South Carolina, in an aggregate amount not to exceed $4,600,000 during the term of this Agreement”

3.             Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)           Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Required Lenders; and

(b)           Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or one of its Affiliates) of all reasonable out of pocket costs and expenses of the Administrative Agent for which invoices have been received by the Borrower at least one (1) Business Day prior to the date hereof in connection with the preparation, execution and delivery of this Agreement (including, without limitation, to the extent the Borrower has received an invoice therefor at least one (1) Business Day prior to the date hereof, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.             Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it is duly authorized to execute and deliver, and perform its obligations under, this Agreement; (b) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties; (c) the representations and warranties contained in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) on and as of the date hereof as though made on and as of such date, except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) as of such date; and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.             No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement and other Loan Documents in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or other Loan Documents, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.             Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.             Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

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8.             Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

9.             Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

10.          Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York but otherwise without regard to the conflict of law principles thereof).

11.          Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and CFO

GUARANTORS:	KAPSTONE PAPER AND PACKAGING
CORPORATION, a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Executive Vice President and CFO

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and CFO

KAPSTONE CONTAINER CORPORATION,
a Georgia corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Vice President and CFO

LONGVIEW FIBRE PAPER AND PACKAGING, INC.,
a Washington corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	CFO

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

VICTORY PACKAGING L.P.,
a Texas limited partnership

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President

VICTORY PACKAGING MAQUILLA DORA LLC,
a Texas limited liability company

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President

CENTRAL FLORIDA BOX, LLC,
a Delaware limited liability company

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President and CFO

ORANGE BOXER INVESTMENTS, LLC,
a Delaware limited liability company

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Treasurer

ORANGE BOXER OPERATIONS, LLC,
a Delaware limited liability company

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Treasurer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Maria A. McClain
	Name:	Maria A. McClain
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Carlos Morales
	Name:	Carlos Morales
	Title:	SVP

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Lisa Garling
Name:	Lisa Garling
Title:	Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK,
as a Lender, both for itself and as successor-in-interest to
FIRSTMERIT BANK, N.A.

By:	/s/Mark Zobel
Name:	Mark Zobel
Title:	VicePresident

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ Mary Ann Klemm
Name:	Mary Ann Klemm
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE PRIVATE BANK & TRUST CO.,
as a Lender

By:	/s/ Christopher M. Trimbach
Name:	Christopher Trimbach
Title:	Associate Managing Direcctor

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, N.A.,
as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIRST TENNESSEE BANK NATIONAL
ASSOCATION,
as a Lender

By:	/s/ Betsy Brasher
Name:	Betsy Brasher
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Megan Livingston
Name:	Megan Livingston
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIRST NATIONAL BANK OF OMAHA
as a Lender

By:	/s/ Nathan Johns
Name:	Nathan Johns
Title:	Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Michael A. Hong
Name:	Michael A. Hong
Title:	Assistant Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COBANK, ACB,
as a Lender

By:	/s/ Patrick Keleher
Name:	Patrick Keleher
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK,
as a Lender

By:	/s/ Neil G Mesch
Name:	Neil G. Mesch
Title:	SVP

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, (formerly known as COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH)

as a Lender

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

By:	/s/ Bradley Pierce
Name:	Bradley Pierce
Title:	Executive Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIRST BANK OF HIGHLAND PARK,
as a Lender

By:	/s/ Barbara R. Winter
Name:	Barbara R. Winter
Title:	SVP

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK PLUS,
as a Lender

By:	/s/ Jay Bourne
Name:	Jay Bourne
Title:	FVP

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN AGCREDIT, PCA,
as a Lender

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN SAVINGS BANK, FSB,
as a Lender

By:	/s/ Kyle J. Shelly
Name:	Kyle J. Shelly
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Payne
Name:	Andrew Payne
Title:	Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Brittany F. Mondane
Name:	Brittany F. Mondane
Title:	Second Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name:	Bruce Dean
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

1st FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets Group

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGCHOICE FARM CREDIT, ACA,
as a Lender

By:	/a/ Joshua L. Larock
Name:	Joshua L. Larock
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Graeme Palmer
Name:	Graeme Palmer
Title:	Assistant Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK,
as a Lender

By:	/s/ Michael Song
Name:	Michael Song
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION.,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT EAST, ACA.,
as a Lender

By:	/s/ Kerri B. Sears
Name:	Kerri B. Sears
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL FARM CREDIT, FLCA,
as a Voting Participant

By:	/s/ Donald L. Palm
Name:	Donald L. Palm
Title:	SVP/Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UNITED FCS, FLCA D/B/A FCS COMMERCIAL FINANCE GROUP,
as a Voting Participant

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, FLCA,
as a Voting Participant

By:	/s/ Jeremy A Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LONE STAR, FLCA,
as a Voting Participant

By:	/s/ Bradley Fjestad
Name:	Bradley Fjestad
Title:	VP — Commercial Credit

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGRIBANK, FCB,
as a Voting Participant

By	/s/ Thomas D. Schaaf
Name:	Thomas D. Schaaf
Title:	Lending Officer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BADGERLAND FINANCIAL, FLCA,
as a Voting Participant

By:	/s/ Anthony G. Endres
Name:	Anthony G. Endres
Title:	Vice President — Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIRST SOUTH FARM CREDIT, ACA,
as a Voting Participant

By:	/s/ John W. Hurt
Name:	John W. Hurt
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT MID-AMERICA, FLCA,
as a Voting Participant

By:	/s/ Ralph M. Bowman
Name:	Ralph M. Bowman
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT